ACCOUNTS AND NOTES RECEIVABLE (Tables)	12 Months Ended
Dec. 31, 2012
Allowance for Doubtful Accounts Activity

The Group’s accounts receivable is net of the allowance for doubtful accounts. The allowance for doubtful accounts activity is as follows:

	As of December 31,
	2011	2012	2012
	(RMB’000)	(RMB’000)	(US$’000)

Beginning balance	3,745	1,462	235
Provision for doubtful debt	1,778	87,626	14,065
Written-off	(4,061)	—	—

Ending balance	1,462	89,088	14,300